DISCONTINUED OPERATIONS, EXIT/SALE OF PRODUCT LINES, SALE OF ASSETS AND ASSETS HELD FOR SALE	12 Months Ended
Dec. 28, 2013
DISCONTINUED OPERATIONS, EXIT/SALE OF PRODUCT LINES, SALE OF ASSETS AND ASSETS HELD FOR SALE
DISCONTINUED OPERATIONS, EXIT/SALE OF PRODUCT LINES, SALE OF ASSETS AND ASSETS HELD FOR SALE

NOTE 2. DISCONTINUED OPERATIONS, EXIT/SALE OF PRODUCT LINES, SALE OF ASSETS AND ASSETS HELD FOR SALE

Discontinued Operations

        In December 2011, we signed an agreement to sell our OCP business to 3M Company ("3M") for gross cash proceeds of $550 million, subject to adjustment in accordance with the terms of the agreement. This business comprised substantially all of our previously reported OCP segment. On October 3, 2012, we and 3M mutually agreed to terminate the agreement. We continued to pursue the divestiture of the OCP business through the end of 2012 and classified its operating results, together with certain costs associated with the planned divestiture, as discontinued operations in the Consolidated Statements of Income for all periods presented.

        On January 29, 2013, we entered into an agreement to sell our OCP and DES businesses to CCL Industries Inc. ("CCL"). As part of the agreement with CCL, we agreed to enter into a supply agreement at closing, pursuant to which CCL would purchase certain pressure-sensitive label stock, adhesives and other base material products for up to six years after closing. While the supply agreement is expected to continue generating revenues and cash flows from the OCP and DES businesses, our continuing involvement in the OCP and DES operations is not expected to be significant to us as a whole.

        On July 1, 2013, we completed the sale for a total purchase price of $500 million ($481.2 million net of cash provided) and entered into an amendment to the purchase agreement, which, among other things, increased the target net working capital amount and amended provisions related to employee matters and indemnification. We continue to be subject to indemnification provisions, including for breaches of certain representations, warranties, and covenants, under the terms of the purchase agreement. In addition, the tax liability associated with the sale is subject to completion of tax return filings in the jurisdictions in which the OCP and DES businesses operated.

        The operating results of the discontinued operations and loss on sale were as follows:

(In millions)	2013	2012	2011

Net sales	$380.4	$912.3	$956.2

(Loss) income before taxes, including divestiture-related and restructuring costs	$(12.4)	$86.4	$84.6
Provision for income taxes	.1	28.6	36.2

(Loss) income from discontinued operations, net of tax before loss on sale	(12.5)	57.8	48.4
Loss on sale, net of tax provision of $65.4	(16.0)	–	–

(Loss) income from discontinued operations, net of tax	$(28.5)	$57.8	$48.4

        The (loss) income before taxes, including divestiture-related and restructuring costs, for 2013 included a curtailment gain associated with our postretirement health and welfare benefit plans, partially offset by divestiture-related costs. Refer to Note 6, "Pension and Other Postretirement Benefits," for information regarding the curtailment gain. The (loss) income from discontinued operations, net of tax, reflected the elimination of certain corporate cost allocations. The income tax provision included in the net loss on sale reflects tax versus book basis differences, primarily associated with goodwill.

        Net sales from continuing operations to discontinued operations were $45.8 million, $100 million, and $100 million during 2013, 2012, and 2011, respectively. These sales have been included in "Net sales" in the Consolidated Statements of Income.

        The assets and liabilities of the OCP business were classified as "held for sale" at December 29, 2012, as we continued to pursue the sale of this business through the end of 2012 and into 2013. The assets and liabilities of the DES business were classified as "held for sale" since the first quarter of 2013 in connection with our agreement to sell both businesses to CCL, as discussed above.

        The carrying values of the major classes of assets and liabilities of the OCP business that were classified as "held for sale" were as follows:

(In millions)	2012

Assets
Trade accounts receivable, net	$119.0
Inventories, net	57.2
Other current assets	7.7

Total current assets	183.9
Property, plant and equipment, net	79.5
Goodwill	167.9
Other intangibles resulting from business acquisitions, net	32.5
Other assets	8.4

$472.2

Liabilities
Short-term borrowings	$–
Accounts payable	31.2
Accrued payroll and employee benefits	21.2
Other accrued liabilities	91.9

Total current liabilities	144.3
Non-current liabilities	16.2

$160.5

Exit/Sale of Product Lines

        In the third quarter of 2012, we exited certain product lines in the previously reported OCP segment, incurring exit costs of $3.9 million (included in "Other expense, net" in the Consolidated Statements of Income). The operating results of these product lines, which are not significant, were included in other specialty converting businesses for all periods presented.

        In 2011, we received proceeds totaling $21.5 million from the sale of two product lines, one from our performance films business ($21 million) and the other from our label and packaging materials business ($.5 million). In 2012, we received an additional $.8 million from the product line sale in our label and packaging materials business. In connection with the sale of the product line from the performance films business, we recognized a gain of $5.6 million in 2011 (included in "Other expense, net" in the Consolidated Statements of Income).

Sale of Assets and Assets Held for Sale

        In March 2013, we entered into an agreement to sell the property and equipment of our corporate headquarters in Pasadena, California for approximately $20 million. In April 2013, we completed the sale and recognized a pre-tax gain of $10.9 million in "Other expense, net" in the Consolidated Statements of Income. During 2013, we also completed the sale of certain property, plant and equipment in China for approximately $11 million, as well as the sale of a research facility also located in Pasadena, California for approximately $5 million.

        In the third quarter of 2013, we classified certain properties and equipment that we are in the process of selling as "held for sale" in the Consolidated Balance Sheets at December 28, 2013. The carrying value of these assets was $1.3 million as of December 28, 2013.